UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2023

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada	001-41434	16-1626611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221, ROC

(Address of principal executive offices and zip code)

(886) 910-163-358

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NCRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Explanatory Note

On June 6, 2023, Nocera, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report among other things the execution of that certain Share Purchase Agreement dated as of June 1, 2023 (the “Share Purchase Agreement”), by and between the Company and Zhe Jiang Xin Shui Hu Digital Information, Ltd. This Amendment No. 1 to the Initial 8-K amends Item 2.01, Item 3.02 and Item 9.01 to disclose the amended terms with regard to the transactions contemplated by the Share Purchase Agreement.

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Item 1.01      Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01      Completion of Acquisition or Disposition of Assets

On June 1, 2023, Gui Zhou Grand Smooth Technology Ltd. (“GZ GST”), a wholly owned subsidiary of Nocera, Inc. (the “Company”), entered into that certain Share Purchase Agreement dated as of June 1, 2023, as amended (the “Share Purchase Agreement”), with Zhe Jiang Xin Shui Hu Digital Information, Ltd. (“Zhe Jiang”), pursuant to which GZ GST acquired all of the issued and outstanding equity securities of Zhe Jiang from the stockholders of Zhe Jiang (the “Zhe Jiang Acquisition”) in exchange for the issuance of 1,500,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”).

The description of the Share Purchase Agreement contained in this Item 2.01 does not purport to be complete and is qualified in all respects with reference to the full text of the Share Purchase Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02      Unregistered Sales of Equity Securities.

Pursuant to the Share Purchase Agreement, the Company issued 1,500,000 shares of Common Stock to the stockholders of Zhe Jiang.

The Company issued the foregoing shares of Common Stock to the stockholders of Zhe Jiang pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S of the Securities Act.

Item 7.01      Regulation FD Disclosure.

On June 7, 2023, the Company issued a press release announcing the Zhe Jiang Acquisition pursuant to the Share Purchase Agreement referred to in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The disclosure under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Share Purchase Agreement dated as of June 1, 2023, as amended, by and between Gui Zhou Grand Smooth Technology Ltd. and Zhe Jiang Xin Shui Hu Digital Information, Ltd.
99.1	Press Release issued June 7, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCERA, INC.

Date: June 7, 2023	By: /s/ Yin-Chieh Cheng
Name: Yin-Chieh Cheng
Title: President and Chief Executive Officer

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